UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21549
                                                    -----------

                         Energy Income and Growth Fund
      ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      ------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      ------------------------------------------------------------------
                    (Name and address of agent for service)


     registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                              -------------

               Date of reporting period:    November 30, 2010
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                [LOGO OMITTED]      FIRST TRUST



                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2010

                                     ENERGY
                               INCOME AND GROWTH
                                      FUND



                                                             [LOGO OMITTED]
                                                                  EIP
                                                     ENERGY INCOME PARTNERS, LLC

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                                 Annual Report
                               November 30, 2010


 Shareholder Letter........................................................   1
 At A Glance...............................................................   2
 Portfolio Commentary......................................................   3
 Portfolio of Investments..................................................   6
 Statement of Assets and Liabilities.......................................  10
 Statement of Operations...................................................  11
 Statements of Changes in Net Assets.......................................  12
 Statement of Cash Flows...................................................  13
 Financial Highlights......................................................  14
 Notes to Financial Statements.............................................  15
 Report of Independent Registered Public Accounting Firm...................  23
 Additional Information....................................................  24
 Board of Trustees and Officers............................................  28
 Privacy Policy............................................................  30


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

                      Energy Income and Growth Fund (FEN)
                        Annual Letter from the President
                               November 30, 2010

Dear Shareholders:

I am pleased to present you with the annual report for your investment in Energy Income and Growth Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,


/S/ James A. Bowen

James A. Bowen
President of Energy Income and Growth Fund

ENERGY INCOME AND GROWTH FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2010 (UNAUDITED)

--------------------------------------------------------------------------------
Fund Statistics
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FEN
Common Share Price                                             $26.30
Common Share Net Asset Value ("NAV")                           $25.95
Premium (Discount) to NAV                                        1.35%
Net Assets Applicable to Common Shares                   $291,188,974
Current Quarterly Distribution per Common Share (1)           $0.4550
Current Annualized Distribution per Common Share              $1.8200
Current Distribution Rate on Closing Common Share Price (2)      6.92%
Current Distribution Rate on NAV (2)                             7.01%
--------------------------------------------------------------------------------


                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

              Common Share
                  Price          NAV
                 -------         ---
11/30/2009        22.3          20.16
12/4/2009         22.21         20.1
12/11/2009        23.27         20.66
12/18/2009        24.7          20.64
12/24/2009        24.83         21.39
12/31/2009        23.35         21.28
1/8/2010          23.99         21.8
1/15/2010         23.87         21.83
1/22/2010         23.55         21.43
1/29/2010         22.52         20.92
2/5/2010          22.2          20.52
2/12/2010         21.69         21.03
2/19/2010         22.17         21.61
2/26/2010         22.75         21.86
3/5/2010          23.71         22.18
3/12/2010         24.02         22.62
3/19/2010         24.25         22.25
3/26/2010         24.05         22.1
4/1/2010          24.64         22.8
4/9/2010          25.36         23.19
4/16/2010         25.82         23
4/23/2010         26.24         23.06
4/30/2010         24.01         22.76
5/7/2010          22.56         21.34
5/14/2010         23.09         22.05
5/21/2010         21.75         20.71
5/28/2010         23.2          21.49
6/4/2010          23.1          21.42
6/11/2010         23.68         22.01
6/18/2010         23.81         22.48
6/25/2010         24.08         22.64
7/2/2010          23.65         22.3
7/9/2010          24.2          23.25
7/16/2010         24.6          23.48
7/23/2010         24.7          23.71
7/30/2010         24.65         23.55
8/6/2010          25.32         24.07
8/13/2010         24.75         23.42
8/20/2010         25.1          23.38
8/27/2010         24.64         23.45
9/3/2010          25.13         23.88
9/10/2010         25.18         24
9/17/2010         25.35         24
9/24/2010         25.7          24.29
10/1/2010         26.28         24.89
10/8/2010         26.6          25.31
10/15/2010        27.3          25.5
10/22/2010        26.51         25.04
10/29/2010        26.87         25.47
11/5/2010         27.72         26.16
11/12/2010        27.6          26.07
11/19/2010        27            25.99
11/26/2010        26.23         25.95
11/30/2010        26.30         25.90


---------------------------------------------------------------------------------------------------------------
Performance
---------------------------------------------------------------------------------------------------------------

                                                                              Average Annual Total Return
                                                                         --------------------------------------
                                                                                                   Inception
                                                    1 Year Ended         5 Years Ended            (6/24/2004)
                                                      11/30/2010           11/30/2010             to 11/30/2010
Fund Performance (3)
 NAV                                                     38.65%               10.68%                12.31%
 Market Value                                            27.29%               12.64%                11.75%
Index Performance
 S&P 500 Index                                            9.96%                0.99%                 2.62%
 Barclays Capital U.S. Credit Index of Corporate Bonds    8.48%                6.40%                 6.00%
 Alerian MLP Index                                       42.36%               15.65%                16.94%
 Wells Fargo Midstream MLP Index                         42.62%               15.43%                16.59%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       % of Total
Industry Classification               Investments
--------------------------------------------------------------------------------
Midstream Oil                            54.0%
Midstream Gas                            30.4
Utility                                   4.6
Coal                                      5.5
Propane                                   3.0
Marine                                    1.8
Oil & Gas                                 0.4
Foreign Equity                            0.3
Diversified Energy                        0.0 *
_______________________________________________
                                 Total  100.0%
                                        =======
*Amount is less than 0.05%.



--------------------------------------------------------------------------------
                                      % of Total
Top 10 Holdings                       Investments
--------------------------------------------------------------------------------
Enterprise Products Partners, L.P.        9.5%
Magellan Midstream Partners, L.P.         7.9
Plains All American Pipeline, L.P.        5.2
NuStar Energy, L.P.                       4.4
ONEOK Partners, L.P.                      4.1
Williams Cos., Inc.                       4.1
Kinder Morgan Management, LLC             3.7
Buckeye Partners, L.P.                    3.5
Kinder Morgan Energy Partners, L.P.       3.3
Sunoco Logistics Partners, L.P.           3.2
_______________________________________________
                                 Total   48.9%
                                        =======



(1) Most recent distribution paid or declared through 11/30/2010. Subject to change in the future. The distribution was increased subsequent to 11/30/2010. See Note 9 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC
Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline utilities and income trusts. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP manages or supervises approximately $690 million of assets, as of November 30, 2010. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as an advisor to one registered investment company other than the Fund.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE
FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

ENERGY INCOME AND GROWTH FUND
The investment objective of the Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in MLPs and other high-payout securities, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP
As measured by the Alerian MLP Index and the Wells Fargo (formerly Wachovia) Midstream MLP Index, the total return for energy-related MLPs over the fiscal year ended November 30, 2010 was 42.36% and 42.62%, respectively. For the Alerian MLP Index, these returns reflect a positive 7.87% from income distribution, and the remaining returns are due to share appreciation. For the Wells Fargo Midstream MLP Index, these returns reflect a positive 7.67% from income distribution while the remaining returns are due to share appreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wells Fargo (formerly Wachovia) Midstream MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 10 years, growth in per share MLP distributions has averaged about 7.0%. Over the last 12 months the cash distributions of MLPs increased by about 4.6% (Source: Alerian Capital Management).

--------------------------------------------------------------------------------
Portfolio Commentary - (Continued)
--------------------------------------------------------------------------------


PERFORMANCE ANALYSIS
On a net asset value ("NAV") basis, the Fund provided a total return of 38.65%, including the reinvestment of dividends, for the fiscal year ended November 30, 2010. This compares, according to collected data, to a total return of 9.96% for the S&P 500 Index, 8.48% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 42.36% for the Alerian MLP Index and 42.62% for the Wells Fargo Midstream MLP Index. On a market value basis, the Fund had a total return, including the reinvestment of dividends, for the fiscal year ended November 30, 2010, of 27.29%. The Fund's premium over NAV narrowed over the course of the fiscal year. On November 30, 2009, the Fund was priced at $22.30 while the NAV was $20.20, a premium of 10.40 %. On November 30, 2010, the Fund was priced at $26.30 while the NAV was $25.95, a premium of 1.35%.

The Fund increased its dividend three times during the fiscal year. The Fund paid $0.44 per share in January 2010 and raised the distribution to $.445 in April 2010, $.45 in July 2010 and to $.455 in October 2010. FEN was the first one of its peer group(1) of MLP related closed-end funds to raise its distribution during 2010 and the only Fund to maintain its per share distribution over the past two years.

The underperformance of the Fund's NAV relative to the MLP benchmarks is driven mostly by the Fund's conservative leverage which did not quite offset the effect of an increased deferred tax liability from the Fund's appreciation. We believe the most important long term driver of value will be the maintenance and growth of the dividends of the Fund's portfolio companies. On this measure, the Fund outperformed the benchmarks as the weighted average growth in dividends of the Fund's portfolio companies was about 1 percentage point better than that of the Alerian MLP Index over the past year.

MARKET AND FUND OUTLOOK
The MLP asset class experienced 5 IPOs during 2010 which were the first since early 2008. Two of the new MLPs are engaged in the business of natural gas storage, two are related to coal, and one to natural gas gathering. There was a healthy level of secondary financing activity for MLPs during the reporting period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. In 2010, there have been 56 secondary equity offerings for MLPs that raised $11.4 billion through November 30, 2010. This compares to $7.3 billion raised in 2009. MLPs also found access to the public debt markets, raising $13.8 billion in 19 offerings during 2010, as of November 30th. This compares to $8.0 billion in 2009 (Source: Barclays Capital). The combination of equity and debt raised about $25 billion which represents about 11% of the roughly $220 billion MLP market cap. While access to debt in the past 12 months appears to be as good as prior years, pricing of course has changed and the difference in the cost of debt between investment grade and non-investment grade companies has widened substantially from two years ago.

In our opinion, the better positioned MLPs have non-cyclical cash flows, have investment grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. While there has been a rebound in commodity prices, we believe cyclical cash flows will always be unpredictable, making them a bad fit with a steady dividend obligation that is meant to be most or all of the company's free cash flow. Since 2005, the majority of MLP IPOs were companies whose primary business is the production of oil and gas, shipping, refining or natural gas gathering. While some of these MLPs have quality assets, competent management teams and the potential for higher growth, they have more risk associated with the cyclical nature of their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting the Fund's exposure to MLPs with cyclical cash flows.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on November 30, 2010, was 6.3% based on the Alerian MLP Index. The growth in the quarterly cash distributions that make up this yield has averaged between 6% to 7% annually over the last ten years. This growth rate accelerated to about 12% in 2008 and dropped to minus 2% in 2009

____________________
(1) The peer group consists of the following:
    Kayne Anderson MLP Investment Co (KYN)
    Tortoise Energy Infrastructure Corp (TYG)
    Tortoise Energy Capital Corp (TYY)
    Fiduciary/Claymore MLP Opportunity Fund (FMO)
    Cushing MLP Total Return Fund (SRV)

--------------------------------------------------------------------------------
Portfolio Commentary - (Continued)
--------------------------------------------------------------------------------


(Source: Alerian Capital Management). For true infrastructure MLPs, we expect dividend growth rates to average in the mid-single digits over the next few years. This growth will continue to be driven by modest increases in underlying demand as the economy recovers, inflation and cost escalators in pipeline tariffs and contracts and accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the Canadian Oil Sands, the new oil and natural gas shale resources and the need for more infrastructure related to bio fuels and other environmental mandates including the conversion of many coal fired power plants to natural gas. Thus far, the MLPs as a group have done a great job capitalizing on these opportunities. The slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) experienced in 2008 and 2009 appears to have reversed course with higher commodity prices and a rosier outlook for the economy. This is good news for the Fund's portfolio companies.

DISCLOSURE
The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

Energy Income and Growth Fund
Portfolio of Investments (a)
November 30, 2010


Shares/
Unites                                       Description                                            Value
------------  -----------------------------------------------------------------------------     --------------
MASTER LIMITED PARTNERSHIPS - 114.9%
             GAS UTILITIES - 2.4%
     124,163 AmeriGas Partners, L.P........................................................     $    5,877,876
      21,600 Suburban Propane Partners, L.P................................................          1,179,792
                                                                                                --------------
                                                                                                     7,057,668
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 112.5%
      32,450 Alliance GP Holdings, L.P.....................................................          1,479,720
      70,000 Alliance Resource Partners, L.P...............................................          4,340,000
     226,562 Buckeye Partners, L.P. (b)....................................................         15,422,075
      67,100 Chesapeake Midstream Partners, L.P............................................          1,912,350
     181,338 Duncan Energy Partners, L.P. (b)..............................................          5,688,573
     288,550 El Paso Pipeline Partners, L.P. (b)...........................................          9,556,776
     210,247 Enbridge Energy Partners, L.P. (b)............................................         12,793,530
       7,582 Encore Energy Partners, L.P. (b)..............................................            153,081
     238,740 Energy Transfer Equity, L.P. (b)..............................................          9,444,554
     214,944 Energy Transfer Partners, L.P. (b)............................................         10,891,212
     999,502 Enterprise Products Partners, L.P. (b)........................................         42,059,044
      40,709 EV Energy Partner, L.P. (b)...................................................          1,553,863
     204,974 Global Partners, L.P. (b).....................................................          5,296,528
     231,735 Holly Energy Partners, L.P. (b)...............................................         11,853,245
     162,674 Inergy, L.P...................................................................          6,347,539
     205,771 Kinder Morgan Energy Partners, L.P. (b).......................................         14,496,567
     622,012 Magellan Midstream Partners, L.P. (b).........................................         34,832,672
     197,678 Natural Resource Partners, L.P. (b)...........................................          6,011,388
     210,050 Niska Gas Storage Partners LLC................................................          4,196,799
     286,846 NuStar Energy, L.P. (b).......................................................         19,347,763
     259,990 NuStar GP Holdings, LLC (b)...................................................          9,198,446
     227,770 ONEOK Partners, L.P. (b)......................................................         18,041,662
     358,502 Penn Virginia GP Holdings, L.P................................................          8,937,455
     125,632 Penn Virginia Resource Partners, L.P. (b).....................................          3,419,703
     375,683 Plains All American Pipeline, L.P. (b)........................................         23,104,505
      59,960 Spectra Energy Partners, L.P..................................................          2,034,443
     173,651 Sunoco Logistics Partners, L.P. (b)...........................................         14,004,953
     163,330 TC Pipelines, L.P.............................................................          7,593,212
     218,600 Teekay LNG Partners, L.P......................................................          7,943,924
     186,094 TransMontaigne Partners, L.P. (b).............................................          6,557,953
      33,303 Western Gas Partners, L.P.....................................................            991,763
     171,255 Williams Partners, L.P. (b)...................................................          8,057,548
                                                                                                --------------
                                                                                                   327,562,846
                                                                                                --------------
             TOTAL MASTER LIMITED PARTNERSHIPS.............................................        334,620,514
             (Cost $185,650,655)                                                                --------------

 COMMON STOCKS - 31.7%

             CAPITAL MARKETS - 0.1%
      20,000 NGP Capital Resources Co......................................................            180,800
                                                                                                --------------

             ELECTRIC UTILITIES - 0.5%
      42,700 Emera Inc. (CAD)..............................................................          1,344,787
                                                                                                --------------


Page 6                            See Notes to Financial Statements




Energy Income and Growth Fund
Portfolio of Investments (a) - (Continued)
November 30, 2010


Shares/
Unites                                        Description                                            Value
------------  -----------------------------------------------------------------------------     --------------
 COMMON STOCKS - (CONTINUED)

             GAS UTILITIES - 8.9%
     258,666 ONEOK, Inc. (c)...............................................................     $   13,220,419
     432,430 UGI Corp. (c).................................................................         12,830,198
                                                                                                --------------
                                                                                                    26,050,617
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 22.2%
     287,900 El Paso Corp. (c).............................................................          3,883,771
       8,277 Enbridge Energy Management, LLC (b) (d).......................................            504,235
     122,265 Enbridge, Inc. (c)............................................................          6,808,938
     255,051 Kinder Morgan Management, LLC (b) (d).........................................         16,320,705
     279,000 Pembina Pipeline Corp. (CAD)..................................................          5,802,591
     186,850 Spectra Energy Corp. (c)......................................................          4,441,424
     254,091 TransCanada Corp..............................................................          8,977,035
     790,558 Williams Cos., Inc. (c).......................................................         18,032,628
                                                                                                --------------
                                                                                                    64,771,327
                                                                                                --------------

             TOTAL COMMON STOCKS...........................................................         92,347,531
             (Cost $79,266,125)                                                                 --------------

 CANADIAN INCOME TRUSTS - 5.1%

             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.5%
     475,000 Northland Power Income Fund...................................................          7,306,269
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 2.6%
      97,700 Enbridge Income Fund..........................................................          1,623,654
     172,480 Keyera Facilities Income Fund.................................................          5,880,668
                                                                                                --------------
                                                                                                     7,504,322
                                                                                                --------------

             TOTAL CANADIAN INCOME TRUSTS..................................................         14,810,591
             (Cost $9,833,735)                                                                  --------------

 WARRANTS - 0.0%

             OIL, GAS & CONSUMABLE FUELS - 0.0%
      48,956 Abraxas Petroleum Corp., Expiration 05/25/12 (e) (f) (g)......................             77,478
                                                                                                --------------

             TOTAL WARRANTS................................................................             77,478
             (Cost $0)                                                                          --------------

             TOTAL INVESTMENTS - 151.7%....................................................        441,856,114
             (Cost $274,750,515) (h)                                                            --------------

  Number of
  Contracts                                   Description                                            Value
------------  -----------------------------------------------------------------------------     --------------
CALL OPTIONS WRITTEN - (0.5%)

             El Paso Corp.
         736 @ 14 due January 11...........................................................            (32,384)
         750 @ 12.5 due January 11.........................................................            (98,250)
         750 @ 14 due April 11.............................................................            (68,250)
         540 @ 15 due April 11.............................................................            (26,460)
                                                                                                ---------------
                                                                                                      (225,344)
                                                                                                ---------------


                        See Notes to Financial Statements                Page 7




Energy Income and Growth Fund
Portfolio of Investments (a) - (Continued)
November 30, 2010


  Number of
  Contracts                                   Description                                            Value
------------  -----------------------------------------------------------------------------     --------------
 CALL OPTIONS WRITTEN - (CONTINUED)

             Enbridge, Inc.
         270 @ 55 due December 10..........................................................     $      (31,050)
          25 @ 50 due January 11...........................................................            (14,750)
         700 @ 55 due January 11...........................................................           (143,500)
                                                                                                --------------
                                                                                                      (189,300)
                                                                                                --------------
             ONEOK, Inc.
         174 @ 52.5 due December 10........................................................             (5,220)
          17 @ 45 due January 11...........................................................            (10,880)
         836 @ 50 due January 11...........................................................           (192,280)
         483 @ 47.5 due April 11...........................................................           (234,255)
         400 @ 52.5 due April 11...........................................................            (77,000)
                                                                                                --------------
                                                                                                      (519,635)
                                                                                                --------------
             Spectra Energy Corp.
          98 @ 22.5 due December 10........................................................            (12,642)
         570 @ 25 due December 10..........................................................             (5,700)
         650 @ 22.5 due March 11...........................................................           (123,500)
                                                                                                --------------
                                                                                                      (141,842)
                                                                                                --------------
             UGI Corp.
       1,468 @ 30 due January 11...........................................................            (73,400)
       1,400 @ 30 due April 11.............................................................           (175,000)
                                                                                                --------------
                                                                                                      (248,400)
                                                                                                --------------
             Williams Cos., Inc.
         983 @ 25 due January 11...........................................................            (41,286)
         750 @ 22 due February 11..........................................................           (138,375)
                                                                                                --------------
                                                                                                      (179,661)
                                                                                                --------------
             TOTAL CALL OPTIONS WRITTEN....................................................         (1,504,182)
             (Premiums received $1,098,357)                                                     --------------

             OUTSTANDING LOAN - (30.9%)....................................................        (90,000,000)
             NET OTHER ASSETS AND LIABILITIES - (20.3%)....................................        (59,162,958)
                                                                                                --------------
             NET ASSETS - 100.0%...........................................................        291,188,974
                                                                                                --------------

____________________
      (a) All percentages shown in the Portfolio of Investments are based on net assets.

      (b) All or a portion of this security is available to serve as collateral on the outstanding loan.

      (c) Call options were written on a portion of the common stock position and are fully covered by the common stock position.

      (d)   Non-income producing security which pays in-kind distributions.

      (e)   Non-income producing security.

      (f) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

      (g) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to the Financial Statements).

      (h) Aggregate cost for federal income tax purposes is $262,308,647. As of November 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $179,606,851 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $59,384.

CAD         Canadian Dollar


Page 8               See Notes to Financial Statements

Energy Invoices and Growth Fund
Portfolio of Investments (a) - (Continued)
November 20, 2010


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                  ASSETS TABLE

                                                                                   LEVEL 2         LEVEL 3
                                                   TOTAL            LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                                 VALUE AT           QUOTED        OBSERVABLE     UNOBSERVABLE
                                                11/30/2010          PRICES          INPUTS          INPUTS
                                              --------------   --------------   ------------    -------------
Master Limited Partnerships* ...............  $  334,620,514   $  334,620,514   $         --    $          --
Common Stocks* .............................      92,347,531       92,347,531             --               --
Canadian Income Trusts* ....................      14,810,591       14,810,591             --               --
Warrants* ..................................          77,478             --           77,478               --
                                              --------------   --------------   ------------    -------------
Total Investments ..........................  $  441,856,114   $  441,778,636   $     77,478    $          --
                                              ==============   ==============   ============    =============


                               LIABILITIES TABLE

                                                                                   LEVEL 2         LEVEL 3
                                                   TOTAL            LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                                 VALUE AT           QUOTED        OBSERVABLE     UNOBSERVABLE
                                                11/30/2010          PRICES          INPUTS          INPUTS
                                              --------------   --------------   ------------    -------------
Call Options Written........................  $   (1,504,182)  $   (1,504,182)  $         --    $          --
                                              ==============   ==============   ============    =============


*See the Portfolio of Investments for industry breakout.


                  See Notes to Financial Statements                      Page 9

Energy Income and Growth Fund
Statements of Assets and Liabilities
November 30, 2010


ASSETS:
Investments, at value
   (Cost $274,750,515)                                                                              $ 441,856,114
Cash                                                                                                   13,485,429
Prepaid expenses                                                                                           15,976
Receivables:
   Income taxes...............................................................................            558,239
   Dividends..................................................................................            162,325
   Interest...................................................................................                398
                                                                                                    _____________
     Total Assets.............................................................................        456,078,481
                                                                                                    _____________

LIABILITIES:
Outstanding loan..............................................................................         90,000,000
Deferred income taxes.........................................................................         57,542,554
Options written, at value (Premiums received $1,098,357)......................................          1,504,182
Payables:
    Investment securities purchased...........................................................         15,116,271
    Investment advisory fees..................................................................            287,887
    Audit and tax fees........................................................................            113,890
    Offering costs............................................................................             83,575
    Franchise tax.............................................................................             77,966
    Income taxes..............................................................................             58,979
    Printing fees.............................................................................             33,723
    Administrative fees.......................................................................             24,817
    Interest and fees on loan.................................................................             17,944
    Legal fees................................................................................              8,716
    Trustees' fees and expenses...............................................................              6,632
    Custodian fees............................................................................              6,510
    Transfer agent fees.......................................................................              2,896
 Other liabilities                                                                                          2,965
                                                                                                    _____________
     Total Liabilities........................................................................        164,889,507
                                                                                                    _____________
NET ASSETS                                                                                          $ 291,188,974
                                                                                                    =============

NET ASSETS CONSIST OF:
Paid-in capital...............................................................................      $ 199,532,900
Par value.....................................................................................            112,206
Accumulated net investment income (loss), net of income taxes.................................        (13,532,626)
Accumulated net realized gain (loss) on investments, written options and foreign
  currency transactions, net of income taxes..................................................         (3,781,312)
Net unrealized appreciation (depreciation) on investments, written options and
  foreign currency translation, net of income taxes...........................................        108,857,806
                                                                                                    _____________
NET ASSETS....................................................................................      $ 291,188,974
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..........................      $       25.95
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...         11,220,560
                                                                                                    =============


Page 10               See Notes to Financial Statements

Energy Income and Growth Fund
Statement of Operations
For the Year Ended November 30, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $198,628).........................................     $   4,455,901
Interest.......................................................................................             2,169
                                                                                                    _____________
     Total investment income...................................................................         4,458,070
                                                                                                    _____________

EXPENSES:
Investment advisory fees.......................................................................         2,682,969
Interest and fees on loan......................................................................         1,456,216
Franchise tax..................................................................................           300,966
Administrative fees............................................................................           240,838
At the market offering costs...................................................................           162,749
Audit and tax fees.............................................................................           112,985
Printing fees..................................................................................            89,261
Legal fees.....................................................................................            48,848
Custodian fees.................................................................................            40,964
Trustees' fees and expenses....................................................................            39,559
Transfer agent fees............................................................................            35,375
Other..........................................................................................           173,537
                                                                                                    _____________
     Total expenses............................................................................         5,384,267
                                                                                                    _____________
NET INVESTMENT INCOME (LOSS) BEFORE TAXES......................................................          (926,197)
                                                                                                    _____________
     Current state income tax benefit (expense)...............................      (1,055,951)
     Current federal income tax benefit (expense).............................      (2,238,731)
     Current foreign income tax benefit (expense).............................         (75,344)
     Deferred federal income tax benefit (expense)............................       3,523,603
     Deferred state income tax benefit (expense)..............................         134,664
                                                                                 _____________
     Total income tax benefit (expense)........................................................           288,241
                                                                                                    _____________
NET INVESTMENT INCOME (LOSS)...................................................................         (637,956)
                                                                                                    _____________
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
     Investments...............................................................................        (1,698,644)
     Written options (a).......................................................................         1,116,743
     Foreign currency transactions.............................................................             7,808
                                                                                                    _____________
Net realized gain (loss) before taxes..........................................................          (574,093)
                                                                                                    _____________
     Deferred federal income tax benefit (expense)............................         199,169
                                                                                 _____________
     Total income tax benefit (expense).......................................                            199,169
                                                                                                    _____________
Net realized gain (loss) on investments, written options and foreign currency transactions.....          (374,924)
                                                                                                    _____________
Net change in unrealized appreciation (depreciation) before taxes on:
     Investments...............................................................................        99,960,329
     Written options (a).......................................................................           (79,657)
     Foreign currency translations.............................................................            (1,251)
                                                                                                    _____________
Net change in unrealized appreciation (depreciation) before taxes..............................        99,879,421
                                                                                                    _____________
     Deferred federal income tax benefits (expense)...........................     (35,303,791)
                                                                                 _____________
     Total income tax benefit (expense)........................................................       (35,303,791)
                                                                                                    _____________
Net change in unrealized appreciation (depreciation) on investments, written options
   and foreign currency translations...........................................................        64,575,630
                                                                                                    _____________
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        64,200,706
                                                                                                    _____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................     $  63,562,750
                                                                                                    =============


(a) Primary risk exposure is equity contracts.


                             See Notes to Financial Statements          Page 11

Energy Income and Growth Fund
Statements of Changes in Net Assets


                                                                                             YEAR             YEAR
                                                                                             ENDED            ENDED
                                                                                          11/30/2010       11/30/2009
                                                                                        ______________   ______________
OPERATIONS:
Net investment income (loss).......................................................      $   (637,956)   $  (1,600,230)
Net realized gain (loss)...........................................................          (374,924)       2,886,282
Net change in unrealized appreciation (depreciation)...............................        64,575,630       45,815,945
                                                                                        ______________   ______________
Net increase (decrease) in net assets resulting from operations....................        63,562,750       47,101,997
                                                                                        ______________   ______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................                --               --
Net realized gain..................................................................        (2,289,204)      (2,319,211)
Return of capital..................................................................       (12,764,941)      (9,207,189)
                                                                                        ______________   ______________
Total distributions to shareholders................................................       (15,054,145)     (11,526,400)
                                                                                        ______________   ______________

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings...........................       105,029,681        4,804,981
Proceeds from Common Shares reinvested.............................................         1,643,590        1,259,581
Offering costs.....................................................................          (513,391)              --
                                                                                        ______________   ______________
Net increase (decrease) in net assets resulting from capital transactions..........       106,159,880        6,064,562
                                                                                        ______________   ______________
Total increase (decrease) in net assets............................................       154,668,485       41,640,159

NET ASSETS:
Beginning of period................................................................       136,520,489       94,880,330
                                                                                        ______________   ______________
End of period......................................................................      $291,188,974    $ 136,520,489
                                                                                        ==============   ==============
Accumulated net investment income (loss), net of income taxes......................      $(13,532,626)   $  12,894,670)
                                                                                        ==============   ==============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         6,758,270        6,462,221
Common Shares sold through shelf offerings.........................................         4,392,326          227,636
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            69,964           68,413
                                                                                        ______________   ______________
Common Shares at end of period.....................................................        11,220,560        6,758,270
                                                                                        ==============   ==============


Page 12                   See Notes to Financial Statements

Energy Income and Growth Fund
Statement of Cash Flows
For the Year Ended November 30, 2010


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.......      $    63,562,750
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:

   Purchases of investments...........................................         (207,027,331)
   Sales, maturities and paydowns of investments......................           62,152,265
   Proceeds from written options......................................            1,492,118
   Cost of options closed.............................................            1,297,160
   Return of capital received from investment in MLPs.................           12,103,757
   Net realized gain/loss on investments and options..................              581,901
   Net change in unrealized appreciation/depreciation on
     investments and options..........................................          (99,880,672)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable..................................            1,316,874
   Increase in interest receivable....................................                 (240)
   Increase in dividends receivable (a)...............................              (51,142)
   Decrease in prepaid expenses.......................................              164,155
   Increase in interest and fees on loan payable......................                9,166
   Increase in income tax payable.....................................               55,637
   Increase in investment advisory fees payable.......................              142,031
   Increase in audit and tax fees payable.............................                  650
   Decrease in legal fees payable.....................................               (9,551)
   Increase in printing fees payable..................................                7,595
   Increase in administrative fees payable............................               10,960
   Increase in custodian fees payable.................................                2,735
   Increase in transfer agent fees payable............................                  364
   Decrease in Trustees' fees and expenses payable....................                  (80)
   Increase in franchise tax payable..................................               77,966
   Increase in deferred income tax payable............................           31,447,163
   Decrease in other liabilities payable..............................               (2,899)
                                                                            _______________
CASH USED IN OPERATING ACTIVITIES.....................................                              $  (132,546,668)
                                                                                                    _______________

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Common Shareholders from net realized gain...........           (2,289,204)
Distributions to Common Shareholders from return of capital...........          (12,764,941)
Proceeds of Common Shares sold, net of offering costs.................          104,740,160
Proceeds of Common Shares reinvested..................................            1,643,590
Issuances of loan.....................................................           45,000,000
                                                                            _______________
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES...........................                                  136,329,605
                                                                                                    _______________
Increase in cash......................................................                                    3,782,937
Cash at beginning of period...........................................                                    9,702,492
                                                                                                    _______________
CASH AT END OF PERIOD.................................................                              $    13,485,429
                                                                                                    ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.....................                              $     1,447,050
                                                                                                    ===============
Cash paid during the period for taxes.................................                              $     1,996,706
                                                                                                    ===============


____________________
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,251).


                       See Notes to Financial Statements                Page 13

Energy Income and Growth Fund
Financial Highlights
For a Common Share outstanding throughout each period

                                                                  YEAR          YEAR          YEAR          YEAR           YEAR
                                                                  ENDED         ENDED         ENDED         ENDED          ENDED
                                                               11/30/2010    11/30/2009    11/30/2008    11/30/2007(a)   11/30/2006
                                                               ----------    ----------    ----------    -------------   ----------
Net asset value, beginning of period ........................  $   20.20     $   14.68     $   26.74     $   25.88      $   22.53
                                                               ---------     ---------     ---------     ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................      (0.07) (b)    (0.24) (b)    (0.57)        (0.67)         (0.50)
Net realized and unrealized gain (loss) .....................       7.51          7.43         (9.83)         3.06           5.23
                                                               ---------     ---------     ---------     ---------      ---------
Total from investment operations ............................       7.44          7.19        (10.40)         2.39           4.73
                                                               ---------     ---------     ---------     ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ...........................................      (0.27)        (0.35)        (1.66)        (1.53)            --
Return of capital ...........................................      (1.52)        (1.41)           --            --          (1.38)
                                                               ---------     ---------     ---------     ---------      ---------
Total from distributions ....................................      (1.79)        (1.76)        (1.66)        (1.53)         (1.38)

Premiums from shares sold in at the
      market offering .......................................       0.10          0.09            --            --             --
                                                               ---------     ---------     ---------     ---------      ---------
Net asset value, end of period ..............................  $   25.95     $   20.20     $   14.68     $   26.74      $   25.88
                                                               =========     =========     =========     =========      =========
Market value, end of period .................................  $   26.30     $   22.30     $   14.40     $   23.82      $   24.49
                                                               =========     =========     =========     =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ...................      38.65%        51.03%       (40.70)%        9.38%         22.23%
                                                               =========     =========     =========     =========      =========
TOTAL RETURN BASED ON MARKET VALUE (c) ......................      27.29%        70.20%       (34.74)         2.96%         24.57%
                                                               =========     =========     =========     =========      =========
-------------------------------------------------------------
Net assets, end of period (in 000's).........................  $ 291,189     $ 136,520     $  94,880     $ 172,421      $ 166,850
 Portfolio turnover rate.....................................         20%           43%           38%           16%            17%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
   before waiver (d).........................................      20.24%        25.79%       (20.03)%        8.52%         14.47%
Including current and deferred income taxes
   after waiver (d)..........................................      20.24%        25.79%       (20.03)%        8.52%         14.29%
Excluding current and deferred income taxes
   before waiver ............................................       2.71%         3.32%         4.80%         3.94%          3.63%
Excluding current and deferred income taxes
   after waiver .............................................       2.71%         3.32%         4.80%         3.94%          3.45%
Excluding current and deferred income taxes
   and interest expense after waiver ........................       1.98%         2.32%         2.55%         1.89%          1.76%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio before
   tax expenses .............................................      (0.47)%       (2.37)%       (3.83)%       (3.83)%        (3.26)%
Net investment income (loss) ratio including
   tax expenses (d)..........................................     (17.99)%       (24.84)%      21.00%        (8.41)%       (14.10)%

SENIOR SECURITIES:
Total Energy Notes outstanding ($25,000 per note)                    N/A           N/A         1,000         2,360          2,360
Principal amount and market value per
   Energy Note (e)...........................................        N/A           N/A     $  25,006     $  25,004      $  25,069
Asset coverage per Energy Note (f)...........................        N/A           N/A     $ 119,880     $  98,060      $  95,699
Total loan outstanding (in 000's) ...........................  $  90,000     $  45,000     $   5,650     $  15,250            N/A
Asset coverage per $1,000 senior indebtedness................  $   4,235 (g) $   4,034 (g) $  22,218 (g) $  12,306 (h)        N/A
-------------------------------------------------------------

  (a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor and on January 8, 2008, the shareholders approved new agreements.

  (b)   Based on average shares outstanding.

  (c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

  (d) Includes current and deferred income taxes associated with each component of the Statement of Operations.

  (e)   Includes accumulated and unpaid interest.

  (f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

  (g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

  (h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

  N/A   Not Applicable.


          See Notes to Financial Statements                             Page 14

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


                              1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

       Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities traded in the over-the-counter market are valued at their closing bid prices.

       Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
       - Quoted prices for similar securities in active markets.
       - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
       - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
       - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2010, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. Also, by writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets in restricted securities. Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2010, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.

                                  ACQUISITION       SHARES/                                                      % OF
SECURITY                             DATE            UNITS          PRICE     CARRYING COST     VALUE          NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Abraxas Petroleum Corp. - Warrants  05/27/07        48,956         $1.58        $      --       $77,478          0.03%

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


Distributions of $2,289,204 paid during the year ended November 30, 2010, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $12,764,941 in distributions paid during the year ended November 30, 2010 is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2010 calendar year. Distributions of $2,319,211 paid during the year ended November 30, 2009, were characterized as taxable dividends for federal income tax purposes. The remaining $9,207,189 in distributions paid during the year ended November 30, 2009, were return of capital. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2010, distributions of $14,386,360 received from MLPs have been classified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:


Current federal income tax benefit (expense)......  $  (2,238,731)
Current state income tax benefit (expense)........     (1,055,951)
Current foreign income tax benefit (expense)......        (75,344)
Deferred federal income tax benefit (expense) ....    (31,581,019)
Deferred state income tax benefit (expense) ......        134,664
                                                    -------------
Total income tax benefit (expense) ...............  $ (34,816,381)
                                                    =============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2010, the Fund had a net operating loss carry forward for federal and state income tax purposes of $4,662,166 and $9,978,100, respectively. The Fund's 2010 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2010 are as follows:


Deferred tax assets:
Federal net operating loss........................  $   1,631,758
State net operating loss..........................        683,984
State income taxes................................          6,342
Capital loss carryforward.........................      3,306,410
Other   ..........................................        205,317
                                                    -------------
Total deferred tax assets.........................      5,833,811
Less: valuation allowance.........................       (683,984)
                                                    -------------
Net deferred tax assets...........................  $   5,149,827
                                                    =============

Deferred tax liabilities:
Unrealized gains on investment securities.........  $ (62,692,381)
                                                    -------------
Total deferred tax liabilities....................    (62,692,381)
                                                    -------------
Total net deferred tax liabilities................  $ (57,542,554)
                                                    =============

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..........   $ 34,432,917
State income taxes, net ..........................       (142,141)
Change in valuation allowance.....................        181,729
Other   ..........................................        343,876
                                                     ------------
Total   ..........................................   $ 34,816,381
                                                     ============

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward of $9,443,875 that will expire according to the following schedule:


                             UTILIZED IN
    FISCAL YEAR             CURRENT YEAR        REMAINING         EXPIRATION
    -----------           ---------------     -------------       ----------
    11/30/2008            $   2,656,225       $   3,359,508       11/30/2013
    11/30/2009                       --           6,084,367       11/30/2014
                          ---------------------------------
    Total                 $   2,656,225       $   9,443,875
                          =================================

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of November 30, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

I. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and EIP were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

First Trust Capital Partners, LLC, an affiliate of First Trust, purchased, through a wholly-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. The transactions were completed on June 22, 2010.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2010 were $222,143,602 and $61,224,101, respectively.

Written option activity for the Fund was as follows:


                                                     NUMBER
                                                       OF
WRITTEN OPTIONS                                     CONTRACTS       PREMIUMS
------------------------------------------------------------------------------
Options outstanding at November 30, 2009...            7,315     $    722,982
Options Written............................           34,290        2,877,299
Options Expired............................          (16,195)      (1,154,884)
Options Exercised..........................          (13,270)      (1,297,161)
Options Closed.............................             (540)         (49,879)
                                                  -----------    -------------
Options outstanding at November 30, 2010...           11,600     $  1,098,357
                                                  ===========    =============

                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $120,000,000. The committed facility required an upfront payment from the Fund of $150,000, which was amortized over a one-year period ended January 24, 2010. Absent certain

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to 3-month LIBOR plus 150 basis points. In addition, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the year ended November 30, 2010 was $69,764,832, with a weighted average interest rate of 1.85%. As of November 30, 2010, the Fund had outstanding borrowings of $90,000,000 under this committed facility agreement. The high and low annual interest rates for the year ended November 30, 2010 were 2.04% and 1.75% respectively. The interest rate at November 30, 2010 was 1.79%.

                           6. COMMON SHARE OFFERINGS

A. AT THE MARKET OFFERINGS:

On May 19, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Transactions for the years ended November 30, 2009 and 2010 related to offerings under such sales agreement are as follows:

                            COMMON                                                NET PROCEEDS
                            SHARES       NET PROCEEDS    NET ASSET VALUE          RECEIVED IN
                             SOLD          RECEIVED       OF SHARES SOLD   EXCESS OF NET ASSET VALUE
                         ------------   --------------   ---------------   -------------------------
Year Ended 11/30/2010          32,326   $      753,521   $      669,537         $      83,984
Year Ended 11/30/2009         227,636        4,804,981        4,215,868               589,113
                         ____________   ______________   ______________         _____________
                              259,962   $    5,558,502   $    4,885,405         $     673,097
                         ============   ==============   ==============         =============

Additionally, estimated offering costs of $319,000 related to this offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis.

B. PUBLIC OFFERINGS:

On February 12, 2010, the Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters named in the agreement pursuant to which 805,000 Common Shares were sold (700,000 Common Shares on February 12, 2010 and 105,000 Common Shares pursuant to an overallotment option on February 22, 2010). The Fund entered into another underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters on April 30, 2010 pursuant to which 1,955,000 Common Shares were sold (1,700,000 Common Shares on April 30, 2010 and 255,000 Common Shares pursuant to an overallotment option on May 3, 2010). The Fund entered into another underwriting agreement with the Advisor, the Sub-Advisor, RBC Capital Markets Corporation and other underwriters on November 19, 2010 pursuant to which 1,600,000 Common Shares were sold.

Offering costs of $513,391 related to the issuance of the Common Shares in these offerings were charged to paid-in capital when the stock was issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the public offerings are as follows:

                            COMMON                                                NET PROCEEDS
                            SHARES       NET PROCEEDS    NET ASSET VALUE          RECEIVED IN
                             SOLD          RECEIVED       OF SHARES SOLD   EXCESS OF NET ASSET VALUE
                         ------------   --------------   ---------------   -------------------------
                         4,360,000      $103,762,769     $102,924,051           $838,718

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                               November 30, 2010


                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On January 12, 2011, the Fund declared a dividend of $0.46 per share to Common Shareholders of record on January 25, 2011, payable January 31, 2011.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Energy Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities of Energy Income and Growth Fund ("the Fund"), including the portfolio of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Energy Income and Growth Fund as of November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ Deloitte & Touche LLP

Chicago, Illinois
January 27, 2011

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

-------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Energy Income and Growth Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 6,080,955, the number of votes against was 150,322 and the number of abstentions was 559,319. The number of votes cast in favor of Mr. Nielson was 6,085,090, the number of votes against was 146,187 and the number of abstentions was 559,319. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and EIP. 4,912,065 (51.16%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 4,417,444, the number of votes against was 100,662, and the number of abstentions was 393,959. The number of votes cast in favor of the new investment sub-advisory agreement was 4,401,377, the number of votes against was 103,364, and the number of abstentions was 407,367. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor (collectively, the "Original Agreements").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and also may result in the "assignment" and termination of the current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)


To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for updates to its Form ADV and a new chief compliance officer, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to all other clients. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board also considered the impact of the changes made to the Fund's portfolio since the Sub-Advisor began managing the Fund. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Sub-Advisor's updated Form ADV indicated that an affiliate of the Advisor had acquired a minority interest in the Sub-Advisor in June of 2010. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)


The Board considered the Sub-Advisor's representation in connection with the 2010 Renewal that investment services expenses are primarily fixed, and that the Sub-Advisor expected that additional investments in infrastructure would be made in the future. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board considered the fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements and the Advisor's proposal that the Sub-Advisor serve as such to a new exchange-traded fund to be added to the First Trust Fund Complex.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since June
Wheaton, IL 60187                     2006
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     Chief Executive Officer (December 2010        64             Trustee of
President, Chairman of the Board      Trustee        to Present), President (until                                Wheaton College
and CEO(1)                            Term and       December 2010), First Trust Advisors
120 E. Liberty Drive,                 Indefinite     L.P. and First Trust Portfolios L.P.;
  Suite 400                           Officer        Chairman of the Board of Directors,
Wheaton, IL 60187                     Term           BondWave LLC (Software Development
D.O.B.: 09/55                                        Company/Investment Advisor) and
                                    o Since Fund     Stonebridge Advisors LLC (Investment
                                      Inception      Advisor)

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Continued)
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)

                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Operating Officer
120 E. Liberty Drive,            Financial Officer                                          (December 2010 to Present) and
  Suite 400                      and Chief Accounting           o Since Fund                Chief Financial Officer,
Wheaton, IL 60187                Officer                          Inception                 First Trust Advisors L.P.
D.O.B.: 11/57                                                                               and First Trust Portfolios
                                                                                            L.P.; Chief Financial
                                                                                            Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Controller (January 2011 to
120 E. Liberty Drive,                                                                       Present), Senior Vice President
  Suite 400                                                     o Since Fund                (April 2007 to January 2011),
Wheaton, IL 60187                                                 Inception                 Vice President (January 2005 to
D.O.B.: 01/66                                                                               April 2007), First Trust
                                                                                            Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary                      o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,                                                                       Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Chief Compliance                                       2007  to Present), Assistant
  Suite 400                      Officer                        o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Chief
                                                                  Compliance
                                                                  Officer since
                                                                  January 2011

--------------------------------------------------------------------------------
Privacy Policy
--------------------------------------------------------------------------------

                         Energy Income and Growth Fund
                         November 30, 2010 (Unaudited)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

       o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

       o Information about your transactions with us, our affiliates or others;

       o Information we receive from your inquiries by mail, e-mail or telephone; and

       o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

       o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

       o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822(First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,000 for the fiscal year ended November 30, 2009 and $124,000 for the fiscal year ended November 30, 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $42,400 for the fiscal year ended November 30, 2009 and $60,335 for the fiscal year ended November 30, 2010. These fees were for tax consultation.

         Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

         All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2009, were $42,400 for the registrant and $36,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2010, were $60,335 for the registrant and $2,400 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      Proxy Voting Policies and Procedures
                      ------------------------------------

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

    o   ensuring that proxies are voted in the best interest of clients;

    o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

    o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

    o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


                        Engagement of RiskMetrics Group
                        -------------------------------

           With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged RiskMetrics Group ("RiskMetrics"), formerly known as Institutional Shareholder Services, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed RiskMetrics to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.


                 Conflicts of Interest in Proxy Voting
                 -------------------------------------

           There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

           EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

Disclosure On How Proxies Were Voted
------------------------------------

EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.


                 Proxy Materials
                 ---------------

      EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.


                 Limitations
                 -----------

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      *Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      *Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      *Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.


                 Oversight of Policy
                 -------------------

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.



                 Recordkeeping On Proxies
                 ------------------------

      In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

    o   a copy of EIP's proxy voting policies and procedures;

    o a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

    o a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

    o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

    o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

    o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of February 4, 2011.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio. Both portfolio managers have served in such capacity for the Fund for 38 months.

JAMES J. MURCHIE
Founder and CEO of Energy Income Partners, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and

Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
Principal of Energy Income Partners, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.


(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest Other Accounts Managed by Portfolio Manager

Information provided as of November 30, 2010.

------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                                                                            # of Accounts Managed   Total Assets for which
   Name of Portfolio                         Total # of                    for which Advisory Fee   Advisory Fee is Based
       Manager or             Type of         Accounts      Total Assets       is Based on              on Performance
      Team Member             Accounts         Managed        (millions)       Performance                (millions)
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
    1. James Murchie         Companies:           1           $66 mill                0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3          $123 mill                3                    $123 mill
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:        191         $154 mill                0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
       2. Eva Pao            Companies:           1           $66 mill                0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3          $123 mill                3                    $123 mill
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:        191         $154 mill                0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------

POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals that serve as portfolio managers of the registrant also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee, one open-ended mutual fund, and 154 separately managed accounts which do not have a performance-based fee.

EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an Account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity requirements, leverage targets, rebalancing total risk exposure across all clients, tax or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management
         Team Members

Information provided as of February 4, 2011.

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP. The profits of EIP are influenced by the assets managed by the funds and the performance of the funds. While a portion of the portfolio manager's compensation is tied to performance through incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the funds' performance lags as their investment fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Registrant's portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its funds. The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.


 (a)(4)  Disclosure of Securities Ownership

Information provided as of November 30, 2010.


                                     Dollar Range of Fund Shares
           Name                      Beneficially Owned
           -----                     ---------------------------
           James Murchie             $0
           Eva Pao                   $0

(b)      Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

       (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

       (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
                Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

       (a)(3)   Not applicable.

       (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
                Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)                      Energy Income and Growth Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 20, 2011
      --------------------



* Print the name and title of each signing officer under his or her signature.